EXHIBIT 10.18



		    CHANGE OF CONTROL AGREEMENT

     AGREEMENT by and between Jitney-Jungle
Stores of America, Inc., a Mississippi corporation (the
"Company") and Michael E. Julian (the "Executive"), dated as of the ____ day of ____________, 1999.

     The Board of Directors of the Company (the
"Board"), has determined that it is in the best interest of the Company and its shareholders to assure that the Company will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined below) of the Company. The Board believes it is imperative to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control and to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending
Change of Control, and to provide the Executive with compensation and benefits arrangements upon a Change of Control which ensure that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations. Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1. Certain Definitions.

     (a) The "Effective Date" shall mean the first date during the Change of Control Period (as defined in Section 1(b) on which a Change of Control (as defined in Section 2) occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control or (ii) otherwise arose in connection with or anticipation of the Change of Control, then for all purposes of this Agreement the "Effective Date" shall mean the date immediately prior to the date of such termination of employment.

     (b) The "Change of Control Period" shall mean the period commencing on the date hereof and ending on the third anniversary of such date;
provided, however, that commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each anniversary thereof shall be hereinafter referred to as the "Renewal Date"), the Change of Control Period shall be automatically extended so as to terminate three years from such Renewal Date, unless at least

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60 days prior to the Renewal Date the Company shall
give notice to the Executive that the change of Control Period shall not be so extended.

     2. Change of Control. For the purposes of this Agreement, a "Change of Control" shall mean:

     (a) The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding
Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting
Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control:
(i) any acquisition directly from the Company, unless such acquisition causes an individual, entity or group
(other than Bruckmann, Rosser, Sherrill & Co., L.P.)
to beneficially own more than 50% of either the Outstanding Company Common Stock or the
Outstanding Company Voting Securities, (ii) any acquisition by the Company or any of its subsidiaries,
(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (iv) any acquisition by any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company
Common Stock and Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company
Common Stock and outstanding Company Voting
Securities, as the case may be, (v) any acquisition by an underwriter or dealer in connection with a public offering registered under the Securities Act of 1933, as amended; or (vi) any acquisition of the Company's common stock from underwriters or dealers in an initial public offering registered under the Securities
Act of 1933, as amended; provided further, however, that if and for so long as Bruckmann, Rosser, Sherrill
& Co., L.P. beneficially owns more of both
Outstanding Company Common Stock and
Outstanding Company Voting Securities than the acquiring individual, entity or group, a Change of Control shall not have occurred. Shareholders party to shareholders agreements in effect on the date of this Agreement shall not be considered a group for purposes of this Agreement solely as a result of such agreements or as a result of such shareholders voting in accordance with the terms of such agreements. In addition, it is specifically acknowledged that, as long as Bruckmann, Rosser, Sherrill & Co., L.P.

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beneficially owns 20% or more of the Outstanding
Company Common Stock or Outstanding Company
Voting Securities, a Change of control shall not occur solely as a result of the acquisition of additional shares of Outstanding Company Common Stock or
Outstanding Company Voting Securities by (x)
Bruckmann, Rosser, Sherrill & Co., L.P. or (y) the manager of Bruckmann, Rosser, Sherrill & Co., L.P.,
BRS Partners, Limited Partnership, BRSE
Associates, Inc., Bruce C. Bruckmann, Harold O.
Rosser II, Stephen C. Sherrill, Stephen F. Edwards or
Paul D. Kaminski, as long as such individual or entity in this clause (y) does not after such acquisition beneficially own 20% or more of such securities when considered alone or as a part of any group of which Bruckmann, Rosser, Sherrill & Co., L.P. is not a member.

     (b) A development whereby the individuals who, as of the date hereof, constitute the Board (the
"Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (such as terms are used in Rule 14a-11 of Regulation 14A promulgate under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

     (c) Consummation by the Company of a
reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company
Common Stock and Outstanding Company Voting
Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and
Outstanding Company Voting Securities, as the case may be; or

     (d) (i) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or (ii) consummation of the sale or disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or

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substantially all of the individuals and entities who
were the beneficial owners, respectively, of the Outstanding Company Common Stock and
Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and
Outstanding Company Voting Securities, as the case may be.

     3. Employment Period.  The Company
hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company, for the period commencing on the Effective Date and ending on the second anniversary of such date (the "Employment
Period").

     4. Terms of Employment.

     (a) Position and Duties.

	  (i) During the Employment Period,
     (A) the Executive's position (including status, officers, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at a time during the 90-day period immediately preceding the
     Effective Date and (B) the Executive's services shall be performed at the location where the Executive was employed immediately preceding the Effective Date or any office or location less than 35 miles from such location.

	  (ii) During the Employment Period,
     and excluding any periods of sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment
     Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective
     Date shall not thereafter be deemed to
     interfere with the performance of the
     Executive's responsibilities to the Company.

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     (b) Compensation.

	  (i) Base Salary.  During the
     Employment Period, the Executive shall
     receive an annual base salary, payable in equal monthly installments, at least equal to twelve times the highest monthly base salary paid or payable to the Executive by the Company and its affiliated companies during the twelve month period immediately preceding the month in which the Effective Date occurs
     ("Annual Base Salary").  As used in this
     Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

	  (ii) Annual Bonus.  In addition to
     Annual Base Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the
     "Annual Bonus") in cash at least equal to the average annual bonus paid or payable to the Executive by the Company and its affiliated companies in respect of the three fiscal years
     (annualized for any fiscal year consisting of less than twelve full months or with respect to which the Executive has been employed by the Company for less than twelve full months) immediately preceding the fiscal year in which the Effective Date occurs (the "Recent Average
     Bonus"). Such annual Bonus shall be paid no later than the third month of the fiscal year next following the fiscal year for which the annual
     Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual
     Bonus.

	  (iii) Incentive, Savings and
     Retirement Plans.  During the Employment
     Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities
     (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect at any time during the 90-day period immediately preceding the Effective
     Date, or, if more favorable to the Executive, those provided generally to other peer executives of the company and its affiliated companies at any time after the Effective Date.

	  (iv) Welfare Benefit Plans.  During
     the Employment Period and for a period of one year thereafter, provided the Executive remains employed by the Company, the Executive and/or the Executive's family, as the case may be shall be eligible for participation in and shall receive all benefits under welfare


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     benefit plans, practices, policies and programs
     provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary, continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the 90-day period immediately preceding the
     Effective Date or if more favorable to the Executive, those provided generally to other peer executives of the Company and its affiliated companies at any time after the Effective Date.

	  (v) Expenses.  During the
     Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the
     Executive in accordance with the most
     favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the
     Effective Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies at any time thereafter.

	  (vi) Fringe Benefits.  During the
     Employment Period, the Executive shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies at any time thereafter.

	  (vii) Office and Support Staff.  During
     the Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and its affiliated companies at any time during the 90-day period immediately preceding the Effective
     Date or, if more favorable to the Executive, as provided generally with respect to other peer executives of the Company and its affiliated companies at any time thereafter.

	  (viii) Vacation. During the Employment
     Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies and practices of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies at any time thereafter.

     5. Termination of Employment.

     (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with Section 12(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 15th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 15 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

     (b) Cause  The Company may terminate
the Executive's employment during the Employment
Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) repeated violations by the Executive of the Executive's obligations under
Section 4(a) of this Agreement (other than as a result of incapacity due to physical or mental illness) which are demonstrably willful and deliberate on the Executive's part, which are committed in bad faith or without reasonable belief that such violations are in the best interest of the Company and which are not remedied in a reasonable period of time after receipt of written notice from the Company specifying such violations or (ii) the conviction of the Executive of a felony involving moral turpitude.

     (c) Good Reason.  The Executive's
employment may be terminated during the
Employment Period by the Executive for Good
Reason.  For purposes of this Agreement, "Good
Reason" shall mean:

	  (i) the assignment to the Executive
     of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 4(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties and responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

	  (ii) any failure by the Company to
     comply with any of the provisions of Section
     4(b) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

	  (iii) the Company's requiring the
     Executive to be based at any office or location other than that described in Section 4(a)(i)(B) hereof;

	  (iv) any purported termination by the
     Company of the Executive's employment
     otherwise than as expressly permitted by this Agreement; or

	  (v) any failure by the Company to
     comply with and satisfy Section 11(c) of this Agreement, provided that such successor has received at least ten days prior written notice from the Company or the Executive of the requirements of Section 11(c) of the Agreement.

For purposes of this Section 5(c), any good faith determination of "Good Reason" made by the Executive shall be conclusive.

     (d) Notice of Termination. Any termination by the Company for Cause or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon,
(ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

     (e) Date of Termination.  "Date of
Termination" means (i) if the Executive's employment is terminated by the Company for Cause or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination, or (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

     6. Obligations of the Company upon Termination.

     (a) Good Reason; Death or Disability; Other
Than for Cause. If, during the Employment Period, the Company shall terminate the Executive's employment upon the Executive's death or Disability or other than for Cause, or the Executive shall terminate employment for Good Reason, then all obligations of the Company and the Executive under
Section 4 shall terminate as of the Date of Termination and:

	  (i) the Company shall pay to the
     Executive, his estate or his beneficiary, as applicable, in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts (such aggregate shall be hereinafter referred to as the "Special Termination Amount"), subject to
     Section 9(a)(i) of this Agreement:

	       (A) the sum of (1) the
	  Executive's Annual Base Salary through
	  the Date of Termination to the extent not theretofore paid, (2) the product of (x) the "Highest Annual Bonus" which is equal to the greater of (i) the Annual
	  Bonus paid or payable to the Executive
	  (and annualized for any fiscal year
	  consisting of less than twelve full
	  months or for which the Executive has
	  been employed for less than twelve full
	  months) for the most recently completed
	  fiscal year during the Employment
	  Period, if any, and (ii) the Recent
	  Average Bonus and (y) a fraction, the
	  numerator of which is the number of
	  days in the current fiscal year through
	  the Date of Termination, and the
	  denominator of which is 365 and (3) any
	  compensation previously deferred by
	  the Executive (together with any
	  accrued interest or earnings thereon)
	  and any accrued vacation pay, in each
	  case to the extent not theretofore paid
	  (the sum of the amounts described in
	  clauses (1), (2) and (3) shall be
	  hereinafter referred to as the "Accrued
	  Obligations"); and

	       (B) provided that the payment
	  is approved by the separate vote of the
	  holders of 75% or more of the voting
	  power of all outstanding stock of the
	  Company, the amount equal to the
	  product of (1) two and (2) the sum of (x) the Executive's Annual Base Salary and
	  (y) the Highest Annual Bonus; provided,
	  however, that such amount shall be paid
	  in lieu of, and the Executive hereby
	  waives the right to receive, any other
	  amount of severance relating to salary
	  or bonus continuation to be received by
	  the Executive upon such termination of
	  employment under any severance plan,
	  policy or arrangement of the Company;
	  and

	  (ii) for the period from the Date of
     Termination through the first anniversary of such date, or such longer period as any plan, program, practice or policy may provide, the Company shall continue to provide Executive an automobile at least in the manner as has been provided in accordance with the plans, programs, practices and policies described in
     Section 4(b)(vi) of this Agreement and shall also continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 4(b)(iv) of this Agreement if the Executive's employment had not been terminated in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliated companies applicable generally to other peer executives and their families during the 90-day period immediately preceding the Effective
     Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies and their families at any time thereafter, provided, however, that if the Executive becomes reemployed with another employer, all such benefits shall terminate upon such employment. Notwithstanding the foregoing, when the Company's obligations to provide benefits under this paragraph terminate, the Executive will have the right to continue such benefits at his own expense for eighteen months. The Executive shall notify the Company promptly upon his acceptance of new employment. The Executive shall notify the Company promptly upon his acceptance of new employment. For purposes of determining eligibility of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period; and

	  (iii) to the extent not theretofore paid or provided, subject to Section 9(a)(i) of this Agreement, the Company shall timely pay or provide to the Executive, his estate or his beneficiary, as applicable, any other amounts or benefits required to be paid or provided or which the Executive, his estate or his beneficiary, as applicable, is eligible to receive pursuant to this Agreement and any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (such other amounts and benefits shall be hereinafter referred to as the "Other
     Benefits"); and

	  (iv) if the Executive's employment is
     terminated by reason of the Executive's death during the Employment Period, anything in this Agreement to the contrary notwithstanding, the Executive's family shall be entitled to receive benefits at least equal to the most favorable

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     benefits provided by the Company and any of
     its affiliated companies to surviving families of peer executives of the Company and such affiliated companies under such plans, programs, practices and policies relating to family death benefits, if any, as in effect with respect to other peer executives and their families at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect on the date of the Executive's death with respect to other peer executives of the Company and its affiliated companies and their families; and

	  (v) if the Executive's employment is
     terminated by reason of the Executive's
     Disability during the Employment Period, anything in this Agreement to the contrary notwithstanding, the Executive shall be entitled after the Disability Effective Date to receive disability and other benefits at least equal to the most favorable to those generally provided by the Company and its affiliated companies to disabled executives and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, as in effect generally with respect to other peer executives and their families at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter generally with respect to other peer executives of the Company and its affiliated companies and their families.

     (b) Cause; Other than for Good Reason. If the Executive's employment shall be terminated for cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive Annual Base Salary through the Date of
Termination plus the amount of any compensation previously deferred by the Executive, if each case to the extent theretofore unpaid, and the timely payment or provision of Other Benefits. If the Executive terminates employment during the Employment
Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits;
in such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

     (c) Termination Following the Expiration of the Employment Period. If the Executive's employment shall be terminated by the Company without Cause during the one-year period following the expiration of the Employment Period, for the remainder of such one-year period, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 4(b)(iv) of this Agreement if the Executive's employment had not been terminated in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliated companies applicable generally to other peer executives and their families during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies and their families at any time thereafter, provided, however, that if the Executive becomes reemployed with another employer, all such benefits shall terminate upon such employment.
Notwithstanding the foregoing, when the Company's obligations to provide benefits under this paragraph terminate, the Executive will have the right to continue such benefits at his own expense for eighteen months.

     7. Non-Exclusivity of Rights. Except as provided in Sections 6(a)(i)(B), 6(a)(ii) and 12(f) of this Agreement, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

     8. Full Settlement.  The Company's
obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided in Section 6(a)(ii) of this Agreement, such amounts shall not be reduced whether or not the Executive obtains other employment. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to his Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section
7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     9. Certain Reductions in the Payment by the Company.

     (a) Anything in this Agreement to the
contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the Employee's benefit (whether paid or payable or distributed or distributed pursuant to the terms of this Agreement or otherwise) (a
"Payment") would be nondeductible by the Company for Federal income tax purposes because of Section
280G of the Code, then the aggregate present value of amounts payable or distributable to or for the Executive's benefit pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced
Amount. The "Reduced Amount" shall be the greater of (i) the highest aggregate present value of Agreement Payments that can be paid without causing any payments or benefits hereunder to be an Excess Parachute Payment or (ii) the largest portion, up to and including the total, of the Agreement
Payments that after taking into account all applicable state and Federal taxes (computed at the highest applicable marginal rate) including any taxes payable pursuant to Section 4999 of the Code, results in a greater after-tax benefit to the Executive than the after-tax benefit to the Executive of the amount calculated under (i) hereof (computed at the highest applicable marginal rate). For purposes of this
Section 9, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

     (b) Subject to the provisions of Section 9(c), all determinations required to be made under this
Section 9 shall be made by the Company's independent accountants (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive and the Company shall mutually appoint another accounting firm to make the determinations required hereunder. All fees and expenses of the Accounting
Firm shall be borne solely by the Company. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. If the Accounting Firm determines that a reduction pursuant to Section 9(a) is necessary, the Employee shall determine which and how much of the Agreement Payments (or, at the election of the Employee, other payments) shall be eliminated or reduced consistent with the requirements of this Section 9, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Accounting Firm the Company shall elect which and how much of the Agreement
Payments shall be eliminated or reduced consistent with the Requirements of this Section 9 and shall notify the Employee promptly of such election. Within five business days thereafter, the Company shall pay the Employee or distribute to or for the Employee's benefit such amounts as are then due to the Employee under this Agreement.

     (c) As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Agreement Payments will have been made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which will have not been made by the Company could have been made
("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section
7872(f)(2) of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the applicable
Federal rate provided for in Section 7872(f)(2) of the Code.

     10. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

     11. Successors.  (a)  This Agreement is
personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of an be enforceable by the Executive's legal representative.

     (b) This Agreement shall inure to the
benefit of and be binding upon the Company and its successors and assigns.

     (c) The Company will require any
successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the

Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     12. Miscellaneous.

     (a) This Agreement shall be governed by
and construed in accordance with the laws of the State of Mississippi without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representative.

     (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Executive:

	At the home address reflected in the
	Company's personnel records.

     If to the Company:

	Jitney-Jungle Stores of America, Inc.
	1770 Ellis Avenue, Suite 200
	Jackson, MS  39204
	Attention:  Chief Executive Officer

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

     (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (d) The Company may withhold from any
amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

     (e) The Executive's or the Company's
failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to asset any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 5(c)(i)-(v) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

     (f) The Executive and the Company
acknowledge that, except as may otherwise be provided under any other written employment agreement between the Executive and the Company, the employment of the Executive by the Company is "at will" and, prior to the Effective Date, may be terminated by either the Executive or the Company at any time. Moreover, if prior to the Effective Date the Executive's employment with the Company terminates, then the Executive shall have no further rights under this Agreement. If the Executive has a written employment agreement with the Company, that agreement shall be superseded by this Agreement upon a Change of Control; provided, that the salary, bonus, incentive, savings, retirement, welfare benefits, expense reimbursement, fringe benefits, office and support staff and vacation provisions, if any, of such agreement shall provide the applicable measure of compensation provided to the Executive by the Company and its affiliated companies prior to the Change of Control for purposes of this Agreement (unless the Company and its affiliated companies in fact provided compensation higher than the compensation required to be provided under the agreement, in which case the higher amount or benefit shall apply), but provided further, however, that any provisions with respect to severance benefits in such agreement shall no longer be applicable and shall be replaced by the benefits provided under this Agreement. Notwithstanding anything herein to the contrary, the provisions of
Section 10 of that certain Employment Agreement between the Executive and Company dated effective
February 23, 1997 shall continue even after this Agreement is effective unless otherwise modified in writing by both the Executive and the Company.

     IN WITNESS WHEREOF, the Executive
has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.




			       EXECUTIVE:




			       Name: Michael E. Julian


			       JITNEY-JUNGLE STORES OF AMERICA,
			       INC.:


			       By:
				    Name:
				    Title:

		      CHANGE OF CONTROL AGREEMENT

     AGREEMENT by and between Jitney-Jungle
Stores of America, Inc., a Mississippi corporation (the
"Company") and Ronald E. Johnson (the "Executive"), dated as of the ____ day of ____________, 1999.

     The Board of Directors of the Company (the
"Board"), has determined that it is in the best interest of the Company and its shareholders to assure that the Company will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined below) of the Company. The Board believes it is imperative to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control and to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending
Change of Control, and to provide the Executive with compensation and benefits arrangements upon a Change of Control which ensure that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations. Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1. Certain Definitions.

     (a) The "Effective Date" shall mean the first date during the Change of Control Period (as defined in Section 1(b) on which a Change of Control (as defined in Section 2) occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control or (ii) otherwise arose in connection with or anticipation of the Change of Control, then for all purposes of this Agreement the "Effective Date" shall mean the date immediately prior to the date of such termination of employment.

     (b) The "Change of Control Period" shall mean the period commencing on the date hereof and ending on the third anniversary of such date;
provided, however, that commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each anniversary thereof shall be hereinafter referred to as the "Renewal Date"), the Change of Control Period shall be automatically extended so as to terminate three years from such Renewal Date, unless at least

60 days prior to the Renewal Date the Company shall give notice to the Executive that the change of Control Period shall not be so extended.

     2. Change of Control. For the purposes of this Agreement, a "Change of Control" shall mean:

     (a) The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding
Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting
Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control:
(i) any acquisition directly from the Company, unless such acquisition causes an individual, entity or group
(other than Bruckmann, Rosser, Sherrill & Co., L.P.)
to beneficially own more than 50% of either the Outstanding Company Common Stock or the
Outstanding Company Voting Securities, (ii) any acquisition by the Company or any of its subsidiaries,
(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (iv) any acquisition by any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company
Common Stock and Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company
Common Stock and outstanding Company Voting
Securities, as the case may be, (v) any acquisition by an underwriter or dealer in connection with a public offering registered under the Securities Act of 1933, as amended; or (vi) any acquisition of the Company's common stock from underwriters or dealers in an initial public offering registered under the Securities
Act of 1933, as amended; provided further, however, that if and for so long as Bruckmann, Rosser, Sherrill
& Co., L.P. beneficially owns more of both
Outstanding Company Common Stock and
Outstanding Company Voting Securities than the acquiring individual, entity or group, a Change of Control shall not have occurred. Shareholders party to shareholders agreements in effect on the date of this Agreement shall not be considered a group for purposes of this Agreement solely as a result of such agreements or as a result of such shareholders voting in accordance with the terms of such agreements. In addition, it is specifically acknowledged that, as long as Bruckmann, Rosser, Sherrill & Co., L.P.
beneficially owns 20% or more of the Outstanding
Company Common Stock or Outstanding Company
Voting Securities, a Change of control shall not occur solely as a result of the acquisition of additional shares of Outstanding Company Common Stock or

Outstanding Company Voting Securities by (x)
Bruckmann, Rosser, Sherrill & Co., L.P. or (y) the manager of Bruckmann, Rosser, Sherrill & Co., L.P.,
BRS Partners, Limited Partnership, BRSE
Associates, Inc., Bruce C. Bruckmann, Harold O.
Rosser II, Stephen C. Sherrill, Stephen F. Edwards or
Paul D. Kaminski, as long as such individual or entity in this clause (y) does not after such acquisition beneficially own 20% or more of such securities when considered alone or as a part of any group of which Bruckmann, Rosser, Sherrill & Co., L.P. is not a member.

     (b) A development whereby the individuals who, as of the date hereof, constitute the Board (the
"Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (such as terms are used in Rule 14a-11 of Regulation 14A promulgate under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

     (c) Consummation by the Company of a
reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company
Common Stock and Outstanding Company Voting
Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and
Outstanding Company Voting Securities, as the case may be; or

     (d) (i) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or (ii) consummation of the sale or disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and
Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and
Outstanding Company Voting Securities, as the case may be.

     3. Employment Period.  The Company
hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company, for the period commencing on the Effective Date and ending on the second anniversary of such date (the "Employment
Period").

     4. Terms of Employment.

     (a) Position and Duties.

	  (i) During the Employment Period,
     (A) the Executive's position (including status, officers, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at a time during the 90-day period immediately preceding the
     Effective Date and (B) the Executive's services shall be performed at the location where the Executive was employed immediately preceding the Effective Date or any office or location less than 35 miles from such location.

	  (ii) During the Employment Period,
     and excluding any periods of sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment
     Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective
     Date shall not thereafter be deemed to
     interfere with the performance of the
     Executive's responsibilities to the Company.

     (b) Compensation.

	  (i) Base Salary.  During the
     Employment Period, the Executive shall
     receive an annual base salary, payable in equal monthly installments, at least equal to twelve times the highest monthly base salary paid or payable to the Executive by the Company and its affiliated companies during the twelve month period immediately preceding the month in which the Effective Date occurs
     ("Annual Base Salary").  As used in this
     Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

	  (ii) Annual Bonus.  In addition to
     Annual Base Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the
     "Annual Bonus") in cash at least equal to the average annual bonus paid or payable to the Executive by the Company and its affiliated companies in respect of the three fiscal years
     (annualized for any fiscal year consisting of less than twelve full months or with respect to which the Executive has been employed by the Company for less than twelve full months) immediately preceding the fiscal year in which the Effective Date occurs (the "Recent Average
     Bonus"). Such annual Bonus shall be paid no later than the third month of the fiscal year next following the fiscal year for which the annual
     Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual
     Bonus.


	  (iii) Incentive, Savings and
     Retirement Plans.  During the Employment
     Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities
     (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect at any time during the 90-day period immediately preceding the Effective
     Date, or, if more favorable to the Executive, those provided generally to other peer executives of the company and its affiliated companies at any time after the Effective Date.

	  (iv) Welfare Benefit Plans.  During
     the Employment Period and for a period of one year thereafter, provided the Executive remains employed by the Company, the Executive and/or the Executive's family, as the case may be shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary, continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the 90-day period immediately preceding the
     Effective Date or if more favorable to the Executive, those provided generally to other peer executives of the Company and its affiliated companies at any time after the Effective Date.

	  (v) Expenses.  During the
     Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the
     Executive in accordance with the most
     favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the
     Effective Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies at any time thereafter.

	  (vi) Fringe Benefits.  During the
     Employment Period, the Executive shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies at any time thereafter.

	  (vii) Office and Support Staff.  During
     the Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and its affiliated companies at any time during the 90-day period immediately preceding the Effective
     Date or, if more favorable to the Executive, as provided generally with respect to other peer executives of the Company and its affiliated companies at any time thereafter.

	  (viii) Vacation. During the Employment
     Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies and practices of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies at any time thereafter.

     5. Termination of Employment.

     (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with Section 12(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 15th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 15 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

     (b) Cause  The Company may terminate
the Executive's employment during the Employment
Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) repeated violations by the Executive of the Executive's obligations under
Section 4(a) of this Agreement (other than as a result of incapacity due to physical or mental illness) which are demonstrably willful and deliberate on the Executive's part, which are committed in bad faith or without reasonable belief that such violations are in the best interest of the Company and which are not remedied in a reasonable period of time after receipt of written notice from the Company specifying such violations or (ii) the conviction of the Executive of a felony involving moral turpitude.

     (c) Good Reason.  The Executive's
employment may be terminated during the
Employment Period by the Executive for Good
Reason.  For purposes of this Agreement, "Good
Reason" shall mean:

	  (i) the assignment to the Executive
     of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 4(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties and responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

	  (ii) any failure by the Company to
     comply with any of the provisions of Section
     4(b) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

	  (iii) the Company's requiring the
     Executive to be based at any office or location other than that described in Section 4(a)(i)(B) hereof;

	  (iv) any purported termination by the
     Company of the Executive's employment
     otherwise than as expressly permitted by this Agreement; or

	  (v) any failure by the Company to
     comply with and satisfy Section 11(c) of this Agreement, provided that such successor has received at least ten days prior written notice from the Company or the Executive of the requirements of Section 11(c) of the Agreement.

For purposes of this Section 5(c), any good faith determination of "Good Reason" made by the Executive shall be conclusive.

     (d) Notice of Termination. Any termination by the Company for Cause or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon,
(ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

     (e) Date of Termination.  "Date of
Termination" means (i) if the Executive's employment is terminated by the Company for Cause or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination, or (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

     6. Obligations of the Company upon Termination.

     (a) Good Reason; Death or Disability; Other
Than for Cause. If, during the Employment Period, the Company shall terminate the Executive's employment upon the Executive's death or Disability or other than for Cause, or the Executive shall terminate employment for Good Reason, then all obligations of the Company and the Executive under
Section 4 shall terminate as of the Date of Termination and:
	       (i) the Company shall pay to the
	  Executive, his estate or his beneficiary, as applicable, in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts (such aggregate shall be hereinafter referred to as the "Special Termination Amount"), subject to
	  Section 9(a)(i) of this Agreement:

		     (A) the sum of (1) the
		Executive's Annual Base Salary through
		the Date of Termination to the extent not theretofore paid, (2) the product of (x) the "Highest Annual Bonus" which is equal to the greater of (i) the Annual
		Bonus paid or payable to the Executive
		(and annualized for any fiscal year
		consisting of less than twelve full
		months or for which the Executive has
		been employed for less than twelve full
		months) for the most recently completed
		fiscal year during the Employment
		Period, if any, and (ii) the Recent
		Average Bonus and (y) a fraction, the
		numerator of which is the number of
		days in the current fiscal year through
		the Date of Termination, and the
		denominator of which is 365 and (3) any
		compensation previously deferred by
		the Executive (together with any
		accrued interest or earnings thereon)
		and any accrued vacation pay, in each
		case to the extent not theretofore paid
		(the sum of the amounts described in
		clauses (1), (2) and (3) shall be
		hereinafter referred to as the "Accrued
		Obligations"); and


		     (B) provided that the payment
		is approved by the separate vote of the
		holders of 75% or more of the voting
		power of all outstanding stock of the
		Company, the amount equal to the
		product of (1) two and (2) the sum of (x) the Executive's Annual Base Salary and
		(y) the Highest Annual Bonus; provided,
		however, that such amount shall be paid
		in lieu of, and the Executive hereby
		waives the right to receive, any other
		amount of severance relating to salary
		or bonus continuation to be received by
		the Executive upon such termination of
		employment under any severance plan,
		policy or arrangement of the Company;
		and

		(ii) for the period from the Date of
	   Termination through the first anniversary of such date, or such longer period as any plan, program, practice or policy may provide, the Company shall continue to provide Executive an automobile at least in the manner as has been provided in accordance with the plans, programs, practices and policies described in
	   section 4(b)(vi) of this Agreement and shall also continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 4(b)(iv) of this Agreement if the Executive's employment had not been terminated in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliated companies applicable generally to other peer executives and their families during the 90-day period immediately preceding the Effective
	   Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies and their families at any time thereafter, provided, however, that if the Executive becomes reemployed with another employer, all such benefits shall terminate upon such employment. Notwithstanding the foregoing, when the Company's obligations to provide benefits under this paragraph terminate, the Executive will have the right to continue such benefits at his own expense for eighteen months. The Executive shall notify the Company promptly upon his acceptance of new employment. The Executive shall notify the Company promptly upon his acceptance of new employment. For purposes of determining eligibility of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period; and


		(iii) to the extent not theretofore paid or provided, subject to Section 9(a)(i) of this Agreement, the Company shall timely pay or provide to the Executive, his estate or his beneficiary, as applicable, any other amounts or benefits required to be paid or provided or which the Executive, his estate or his beneficiary, as applicable, is eligible to receive pursuant to this Agreement and any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits"); and

		(iv) if the Executive's employment is
	   terminated by reason of the Executive's death during the Employment Period, anything in this Agreement to the contrary notwithstanding, the Executive's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company and any of its affiliated companies to surviving families of peer executives of the Company and such affiliated companies under such plans, programs, practices and policies relating to family death benefits, if any, as in effect with respect to other peer executives and their families at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect on the date of the Executive's death with respect to other peer executives of the Company and its affiliated companies and their families; and

		(v) if the Executive's employment is
	   terminated by reason of the Executive's
	   Disability during the Employment Period, anything in this Agreement to the contrary notwithstanding, the Executive shall be entitled after the Disability Effective Date to receive disability and other benefits at least equal to the most favorable to those generally provided by the Company and its affiliated companies to disabled executives and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, as in effect generally with respect to other peer executives and their families at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter generally with respect to other peer executives of the Company and its affiliated companies and their families.

      (b) Cause; Other than for Good Reason. If the Executive's employment shall be terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive Annual Base Salary through the Date of
Termination plus the amount of any compensation previously deferred by the Executive, if each case to the extent theretofore unpaid, and the timely payment or provision of Other Benefits. If the Executive terminates employment during the Employment
Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits;
in such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

      (c) Termination Following the Expiration of the Employment Period. If the Executive's employment shall be terminated by the Company without Cause during the one-year period following the expiration of the Employment Period, for the remainder of such one-year period, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 4(b)(iv) of this Agreement if the Executive's employment had not been terminated in accordance with the most favorable plans, practices, programs or policies of the

Company and its affiliated companies applicable generally to other peer executives and their families during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies and their families at any time thereafter, provided, however, that if the Executive becomes reemployed with another employer, all such benefits shall terminate upon such employment.
Notwithstanding the foregoing, when the Company's obligations to provide benefits under this paragraph terminate, the Executive will have the right to continue such benefits at his own expense for eighteen months.

     7. Non-Exclusivity of Rights. Except as provided in Sections 6(a)(i)(B), 6(a)(ii) and 12(f) of this Agreement, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

     8. Full Settlement.  The Company's
obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided in Section 6(a)(ii) of this Agreement, such amounts shall not be reduced whether or not the Executive obtains other employment. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to his Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section
7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     9. Certain Reductions in the Payment by
the Company.

     (a) Anything in this Agreement to the
contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the Employee's benefit (whether paid or payable or distributed or distributed pursuant to the terms of this Agreement or otherwise) (a
"Payment") would be nondeductible by the Company for Federal income tax purposes because of Section
280G of the Code, then the aggregate present value of amounts payable or distributable to or for the Executive's benefit pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced
Amount. The "Reduced Amount" shall be the greater of (i) the highest aggregate present value of Agreement Payments that can be paid without causing any payments or benefits hereunder to be an Excess Parachute Payment or (ii) the largest portion, up to and including the total, of the Agreement
Payments that after taking into account all applicable state and Federal taxes (computed at the highest applicable marginal rate) including any taxes payable pursuant to Section 4999 of the Code, results in a greater after-tax benefit to the Executive than the after-tax benefit to the Executive of the amount calculated under (i) hereof (computed at the highest applicable marginal rate). For purposes of this
Section 9, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

     (b) Subject to the provisions of Section 9(c), all determinations required to be made under this
Section 9 shall be made by the Company's independent accountants (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive and the Company shall mutually appoint another accounting firm to make the determinations required hereunder. All fees and expenses of the Accounting
Firm shall be borne solely by the Company. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. If the Accounting Firm determines that a reduction pursuant to Section 9(a) is necessary, the Employee shall determine which and how much of the Agreement Payments (or, at the election of the Employee, other payments) shall be eliminated or reduced consistent with the requirements of this Section 9, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Accounting Firm the Company shall elect which and how much of the Agreement
Payments shall be eliminated or reduced consistent with the Requirements of this Section 9 and shall notify the Employee promptly of such election. Within five business days thereafter, the Company shall pay the Employee or distribute to or for the Employee's benefit such amounts as are then due to the Employee under this Agreement.

     (c) As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Agreement Payments will have been made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which will have not been made by the Company could have been made
("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section
7872(f)(2) of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the applicable
Federal rate provided for in Section 7872(f)(2) of the Code.

     10. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

     11. Successors.  (a)  This Agreement is
personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of an be enforceable by the Executive's legal representative.

     (b) This Agreement shall inure to the
benefit of and be binding upon the Company and its successors and assigns.

     (c) The Company will require any
successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the

Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     12. Miscellaneous.

     (a) This Agreement shall be governed by
and construed in accordance with the laws of the State of Mississippi without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representative.

     (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Executive:

	   At the home address reflected in the
	   Company's personnel records.

     If to the Company:

	Jitney-Jungle Stores of America, Inc.
	1770 Ellis Avenue, Suite 200
	Jackson, MS  39204
	Attention:  Chief Executive Officer

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

     (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (d) The Company may withhold from any
amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

     (e) The Executive's or the Company's
failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to asset any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 5(c)(i)-(v) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

     (f) The Executive and the Company
acknowledge that, except as may otherwise be provided under any other written employment agreement between the Executive and the Company, the employment of the Executive by the Company is "at will" and, prior to the Effective Date, may be terminated by either the Executive or the Company at any time. Moreover, if prior to the Effective Date the Executive's employment with the Company terminates, then the Executive shall have no further rights under this Agreement. If the Executive has a written employment agreement with the Company, that agreement shall be superseded by this Agreement upon a Change of Control; provided, that the salary, bonus, incentive, savings, retirement, welfare benefits, expense reimbursement, fringe benefits, office and support staff and vacation provisions, if any, of such agreement shall provide the applicable measure of compensation provided to the Executive by the Company and its affiliated companies prior to the Change of Control for purposes of this Agreement (unless the Company and its affiliated companies in fact provided compensation higher than the compensation required to be provided under the agreement, in which case the higher amount or benefit shall apply), but provided further, however, that any provisions with respect to severance benefits in such agreement shall no longer be applicable and shall be replaced by the benefits provided under this Agreement.

     IN WITNESS WHEREOF, the Executive
has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.




			  EXECUTIVE:




			  Name:  Ronald E. Johnson


			  JITNEY-JUNGLE STORES OF AMERICA,
			  INC.:


			  By:
				Name:
				Title:

	      CHANGE OF CONTROL AGREEMENT

     AGREEMENT by and between Jitney-Jungle
Stores of America, Inc., a Mississippi corporation (the
"Company") and R. Barry Cannada (the "Executive"), dated as of the ____ day of ____________, 1999.

     The Board of Directors of the Company (the
"Board"), has determined that it is in the best interest of the Company and its shareholders to assure that the Company will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined below) of the Company. The Board believes it is imperative to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control and to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending
Change of Control, and to provide the Executive with compensation and benefits arrangements upon a Change of Control which ensure that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations. Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1. Certain Definitions.

     (a) The "Effective Date" shall mean the first date during the Change of Control Period (as defined in Section 1(b) on which a Change of Control (as defined in Section 2) occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control or (ii) otherwise arose in connection with or anticipation of the Change of Control, then for all purposes of this Agreement the "Effective Date" shall mean the date immediately prior to the date of such termination of employment.

      (b) The "Change of Control Period" shall mean the period commencing on the date hereof and ending on the third anniversary of such date;
provided, however, that commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each anniversary thereof shall be hereinafter referred to as the "Renewal Date"), the Change of Control Period shall be automatically extended so as to terminate three years from such Renewal Date, unless at least

60 days prior to the Renewal Date the Company shall give notice to the Executive that the change of Control Period shall not be so extended.

     2. Change of Control. For the purposes of this Agreement, a "Change of Control" shall mean:

     (a) The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding
Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting
Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control:
(i) any acquisition directly from the Company, unless such acquisition causes an individual, entity or group
(other than Bruckmann, Rosser, Sherrill & Co., L.P.)
to beneficially own more than 50% of either the Outstanding Company Common Stock or the
Outstanding Company Voting Securities, (ii) any acquisition by the Company or any of its subsidiaries,
(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (iv) any acquisition by any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company
Common Stock and Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company
Common Stock and outstanding Company Voting
Securities, as the case may be, (v) any acquisition by an underwriter or dealer in connection with a public offering registered under the Securities Act of 1933, as amended; or (vi) any acquisition of the Company's common stock from underwriters or dealers in an initial public offering registered under the Securities
Act of 1933, as amended; provided further, however, that if and for so long as Bruckmann, Rosser, Sherrill
& Co., L.P. beneficially owns more of both
Outstanding Company Common Stock and
Outstanding Company Voting Securities than the acquiring individual, entity or group, a Change of Control shall not have occurred. Shareholders party to shareholders agreements in effect on the date of this Agreement shall not be considered a group for purposes of this Agreement solely as a result of such agreements or as a result of such shareholders voting in accordance with the terms of such agreements. In addition, it is specifically acknowledged that, as long as Bruckmann, Rosser, Sherrill & Co., L.P.
beneficially owns 20% or more of the Outstanding

Company Common Stock or Outstanding Company
Voting Securities, a Change of control shall not occur solely as a result of the acquisition of additional shares of Outstanding Company Common Stock or
Outstanding Company Voting Securities by (x)
Bruckmann, Rosser, Sherrill & Co., L.P. or (y) the manager of Bruckmann, Rosser, Sherrill & Co., L.P.,
BRS Partners, Limited Partnership, BRSE
Associates, Inc., Bruce C. Bruckmann, Harold O.
Rosser II, Stephen C. Sherrill, Stephen F. Edwards or
Paul D. Kaminski, as long as such individual or entity in this clause (y) does not after such acquisition beneficially own 20% or more of such securities when considered alone or as a part of any group of which Bruckmann, Rosser, Sherrill & Co., L.P. is not a member.

     (b) A development whereby the individuals who, as of the date hereof, constitute the Board (the
"Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (such as terms are used in Rule 14a-11 of Regulation 14A promulgate under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

     (c) Consummation by the Company of a
reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company
Common Stock and Outstanding Company Voting
Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and
Outstanding Company Voting Securities, as the case may be; or

     (d) (i) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or (ii) consummation of the sale or disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and
Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and
Outstanding Company Voting Securities, as the case may be.

     3. Employment Period.  The Company
hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company, for the period commencing on the Effective Date and ending on the second anniversary of such date (the "Employment
Period").

     4. Terms of Employment.

     (a) Position and Duties.

     (i) During the Employment Period,
(A) the Executive's position (including status, officers, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at a time during the 90-day period immediately preceding the
Effective Date and (B) the Executive's services shall be performed at the location where the Executive was employed immediately preceding the Effective Date or any office or location less than 35 miles from such location.

     (ii) During the Employment Period,
and excluding any periods of sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment
Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective
Date shall not thereafter be deemed to
interfere with the performance of the
Executive's responsibilities to the Company.

     (b) Compensation.

     (i) Base Salary.  During the
Employment Period, the Executive shall
receive an annual base salary, payable in equal monthly installments, at least equal to twelve times the highest monthly base salary paid or payable to the Executive by the Company and its affiliated companies during the twelve month period immediately preceding the month in which the Effective Date occurs
("Annual Base Salary").  As used in this
Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

     (ii) Annual Bonus.  In addition to
Annual Base Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the
"Annual Bonus") in cash at least equal to the average annual bonus paid or payable to the Executive by the Company and its affiliated companies in respect of the three fiscal years
(annualized for any fiscal year consisting of less than twelve full months or with respect to which the Executive has been employed by the Company for less than twelve full months) immediately preceding the fiscal year in which the Effective Date occurs (the "Recent Average
Bonus"). Such annual Bonus shall be paid no later than the third month of the fiscal year next following the fiscal year for which the annual
Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual
Bonus.

     (iii) Incentive, Savings and
Retirement Plans.  During the Employment
Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities
(measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect at any time during the 90-day period immediately preceding the Effective
Date, or, if more favorable to the Executive, those provided generally to other peer executives of the company and its affiliated companies at any time after the Effective Date.

     (iv) Welfare Benefit Plans.  During
the Employment Period and for a period of one year thereafter, provided the Executive remains employed by the Company, the Executive and/or the Executive's family, as the case may be shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary, continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the 90-day period immediately preceding the
Effective Date or if more favorable to the Executive, those provided generally to other peer executives of the Company and its affiliated companies at any time after the Effective Date.

     (v) Expenses.  During the
Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the
Executive in accordance with the most
favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the
Effective Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies at any time thereafter.

     (vi) Fringe Benefits.  During the
Employment Period, the Executive shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies at any time thereafter.

     (vii) Office and Support Staff.  During
the Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and its affiliated companies at any time during the 90-day period immediately preceding the Effective
Date or, if more favorable to the Executive, as provided generally with respect to other peer executives of the Company and its affiliated companies at any time thereafter.

     (viii) Vacation. During the Employment
Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies and practices of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies at any time thereafter.

     5. Termination of Employment.

     (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with Section 12(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 15th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 15 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

     (b) Cause  The Company may terminate
the Executive's employment during the Employment
Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) repeated violations by the Executive of the Executive's obligations under
Section 4(a) of this Agreement (other than as a result of incapacity due to physical or mental illness) which are demonstrably willful and deliberate on the Executive's part, which are committed in bad faith or without reasonable belief that such violations are in the best interest of the Company and which are not remedied in a reasonable period of time after receipt of written notice from the Company specifying such violations or (ii) the conviction of the Executive of a felony involving moral turpitude.

     (c) Good Reason.  The Executive's
employment may be terminated during the
Employment Period by the Executive for Good
Reason.  For purposes of this Agreement, "Good
Reason" shall mean:

	  (i) the assignment to the Executive
     of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 4(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties and responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

	  (ii) any failure by the Company to
     comply with any of the provisions of Section
     4(b) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

	  (iii) the Company's requiring the
     Executive to be based at any office or location other than that described in Section 4(a)(i)(B) hereof;

	  (iv) any purported termination by the
     Company of the Executive's employment
     otherwise than as expressly permitted by this Agreement; or

	  (v) any failure by the Company to
     comply with and satisfy Section 11(c) of this Agreement, provided that such successor has received at least ten days prior written notice from the Company or the Executive of the requirements of Section 11(c) of the Agreement.

For purposes of this Section 5(c), any good faith determination of "Good Reason" made by the Executive shall be conclusive.


     (d) Notice of Termination. Any termination by the Company for Cause or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon,
(ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

     (e) Date of Termination.  "Date of
Termination" means (i) if the Executive's employment is terminated by the Company for Cause or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination, or (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

     6. Obligations of the Company upon Termination.

     (a) Good Reason; Death or Disability; Other
Than for Cause. If, during the Employment Period, the Company shall terminate the Executive's employment upon the Executive's death or Disability or other than for Cause, or the Executive shall terminate employment for Good Reason, then all obligations of the Company and the Executive under
Section 4 shall terminate as of the Date of Termination and:

	  (i) the Company shall pay to the
     Executive, his estate or his beneficiary, as applicable, in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts (such aggregate shall be hereinafter referred to as the "Special Termination Amount"), subject to
     Section 9(a)(i) of this Agreement:

	       (A) the sum of (1) the
	  Executive's Annual Base Salary through
	  the Date of Termination to the extent not theretofore paid, (2) the product of (x) the "Highest Annual Bonus" which is equal to the greater of (i) the Annual
	  Bonus paid or payable to the Executive
	  (and annualized for any fiscal year
	  consisting of less than twelve full
	  months or for which the Executive has
	  been employed for less than twelve full
	  months) for the most recently completed
	  fiscal year during the Employment
	  Period, if any, and (ii) the Recent
	  Average Bonus and (y) a fraction, the
	  numerator of which is the number of
	  days in the current fiscal year through
	  the Date of Termination, and the
	  denominator of which is 365 and (3) any
	  compensation previously deferred by
	  the Executive (together with any
	  accrued interest or earnings thereon)
	  and any accrued vacation pay, in each
	  case to the extent not theretofore paid
	  (the sum of the amounts described in
	  clauses (1), (2) and (3) shall be
	  hereinafter referred to as the "Accrued
	  Obligations"); and

	       (B) provided that the payment
	  is approved by the separate vote of the
	  holders of 75% or more of the voting
	  power of all outstanding stock of the
	  Company, the amount equal to the
	  product of (1) two and (2) the sum of (x) the Executive's Annual Base Salary and
	  (y) the Highest Annual Bonus; provided,
	  however, that such amount shall be paid
	  in lieu of, and the Executive hereby
	  waives the right to receive, any other
	  amount of severance relating to salary
	  or bonus continuation to be received by
	  the Executive upon such termination of
	  employment under any severance plan,
	  policy or arrangement of the Company;
	  and

	  (ii) for the period from the Date of
     Termination through the first anniversary of such date, or such longer period as any plan, program, practice or policy may provide, the Company shall continue to provide Executive an automobile at least in the manner as has been provided in accordance with the plans, programs, practices and policies described in
     Section 4(b)(vi) of this Agreement and shall also continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 4(b)(iv) of this Agreement if the Executive's employment had not been terminated in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliated companies applicable generally to other peer executives and their families during the 90-day period immediately preceding the Effective
     Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies and their families at any time thereafter, provided, however, that if the Executive becomes reemployed with another employer, all such benefits shall terminate upon such employment. Notwithstanding the foregoing, when the Company's obligations to provide benefits under this paragraph terminate, the Executive will have the right to continue such benefits at his own expense for eighteen months. The Executive shall notify the Company promptly upon his acceptance of new employment. The Executive shall notify the Company promptly upon his acceptance of new employment. For purposes of determining eligibility of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period; and

	  (iii) to the extent not theretofore paid or provided, subject to Section 9(a)(i) of this Agreement, the Company shall timely pay or provide to the Executive, his estate or his beneficiary, as applicable, any other amounts or benefits required to be paid or provided or which the Executive, his estate or his beneficiary, as applicable, is eligible to receive pursuant to this Agreement and any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (such other amounts and benefits shall be hereinafter referred to as the "Other
     Benefits"); and

	  (iv) if the Executive's employment is
     terminated by reason of the Executive's death during the Employment Period, anything in this Agreement to the contrary notwithstanding, the Executive's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company and any of its affiliated companies to surviving families of peer executives of the Company and such affiliated companies under such plans, programs, practices and policies relating to family death benefits, if any, as in effect with respect to other peer executives and their families at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect on the date of the Executive's death with respect to other peer executives of the Company and its affiliated companies and their families; and

	  (v) if the Executive's employment is
     terminated by reason of the Executive's
     Disability during the Employment Period, anything in this Agreement to the contrary notwithstanding, the Executive shall be entitled after the Disability Effective Date to receive disability and other benefits at least equal to the most favorable to those generally provided by the Company and its affiliated companies to disabled executives and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, as in effect generally with respect to other peer executives and their families at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter generally with respect to other peer executives of the Company and its affiliated companies and their families.

     (b) Cause; Other than for Good Reason. If the Executive's employment shall be terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive Annual Base Salary through the Date of
Termination plus the amount of any compensation previously deferred by the Executive, if each case to the extent theretofore unpaid, and the timely payment or provision of Other Benefits. If the Executive terminates employment during the Employment
Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits;
in such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

     (c) Termination Following the Expiration of the Employment Period. If the Executive's employment shall be terminated by the Company without Cause during the one-year period following the expiration of the Employment Period, for the remainder of such one-year period, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 4(b)(iv) of this Agreement if the Executive's employment had not been terminated in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliated companies applicable generally to other peer executives and their families during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally with respect to other peer executives of the Company and its affiliated companies and their families at any time thereafter, provided, however, that if the Executive becomes reemployed with another employer, all such benefits shall terminate upon such employment.
Notwithstanding the foregoing, when the Company's obligations to provide benefits under this paragraph terminate, the Executive will have the right to continue such benefits at his own expense for eighteen months.

     7. Non-Exclusivity of Rights. Except as provided in Sections 6(a)(i)(B), 6(a)(ii) and 12(f) of this Agreement, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

     8. Full Settlement.  The Company's
obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided in Section 6(a)(ii) of this Agreement, such amounts shall not be reduced whether or not the Executive obtains other employment. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to his Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section
7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     9. Certain Reductions in the Payment by the Company.

     (a) Anything in this Agreement to the
contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the Employee's benefit (whether paid or payable or distributed or distributed pursuant to the terms of this Agreement or otherwise) (a
"Payment") would be nondeductible by the Company for Federal income tax purposes because of Section
280G of the Code, then the aggregate present value of amounts payable or distributable to or for the Executive's benefit pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced
Amount. The "Reduced Amount" shall be the greater of (i) the highest aggregate present value of Agreement Payments that can be paid without causing any payments or benefits hereunder to be an Excess Parachute Payment or (ii) the largest portion, up to and including the total, of the Agreement
Payments that after taking into account all applicable state and Federal taxes (computed at the highest applicable marginal rate) including any taxes payable pursuant to Section 4999 of the Code, results in a greater after-tax benefit to the Executive than the after-tax benefit to the Executive of the amount calculated under (i) hereof (computed at the highest applicable marginal rate). For purposes of this
Section 9, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

     (b) Subject to the provisions of Section 9(c), all determinations required to be made under this
Section 9 shall be made by the Company's independent accountants (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive and the Company shall mutually appoint another accounting firm to make the determinations required hereunder. All fees and expenses of the Accounting
Firm shall be borne solely by the Company. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. If the Accounting Firm determines that a reduction pursuant to Section 9(a) is necessary, the Employee shall determine which and how much of the Agreement Payments (or, at the election of the Employee, other payments) shall be eliminated or reduced consistent with the requirements of this Section 9, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Accounting Firm the Company shall elect which and how much of the Agreement
Payments shall be eliminated or reduced consistent with the Requirements of this Section 9 and shall notify the Employee promptly of such election. Within five business days thereafter, the Company shall pay the Employee or distribute to or for the Employee's benefit such amounts as are then due to the Employee under this Agreement.

     (c) As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Agreement Payments will have been made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which will have not been made by the Company could have been made
("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section
7872(f)(2) of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the applicable
Federal rate provided for in Section 7872(f)(2) of the Code.

     10. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

     11. Successors.  (a)  This Agreement is
personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of an be enforceable by the Executive's legal representative.

     (b) This Agreement shall inure to the
benefit of and be binding upon the Company and its successors and assigns.

     (c) The Company will require any
successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the

Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     12. Miscellaneous.

     (a) This Agreement shall be governed by
and construed in accordance with the laws of the State of Mississippi without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representative.

     (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Executive:

	  At the home address reflected in the
     Company's personnel records.

     If to the Company:

	Jitney-Jungle Stores of America, Inc.
	1770 Ellis Avenue, Suite 200
	Jackson, MS  39204
	Attention:  Chief Executive Officer

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

     (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (d) The Company may withhold from any
amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

     (e) The Executive's or the Company's
failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to asset any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 5(c)(i)-(v) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

     (f) The Executive and the Company
acknowledge that, except as may otherwise be provided under any other written employment agreement between the Executive and the Company, the employment of the Executive by the Company is "at will" and, prior to the Effective Date, may be terminated by either the Executive or the Company at any time. Moreover, if prior to the Effective Date the Executive's employment with the Company terminates, then the Executive shall have no further rights under this Agreement. If the Executive has a written employment agreement with the Company, that agreement shall be superseded by this Agreement upon a Change of Control; provided, that the salary, bonus, incentive, savings, retirement, welfare benefits, expense reimbursement, fringe benefits, office and support staff and vacation provisions, if any, of such agreement shall provide the applicable measure of compensation provided to the Executive by the Company and its affiliated companies prior to the Change of Control for purposes of this Agreement (unless the Company and its affiliated companies in fact provided compensation higher than the compensation required to be provided under the agreement, in which case the higher amount or benefit shall apply), but provided further, however, that any provisions with respect to severance benefits in such agreement shall no longer be applicable and shall be replaced by the benefits provided under this Agreement.

     IN WITNESS WHEREOF, the Executive
has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

				EXECUTIVE:


				Name: R. Barry Cannada

				JITNEY-JUNGLE STORES OF AMERICA,
				INC.:


				By:
				     Name:
				     Title: